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                                                                    EXHIBIT 10.u

                                PLEDGE AGREEMENT



          THIS PLEDGE AGREEMENT (this "Agreement") is made and entered into as of May 31, 1995 by C.I.S. Technologies, Inc., a Delaware corporation ("Pledgor), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").


                              W I T N E S S E T H:

          WHEREAS, Pledgor is the legal and beneficial owner of the outstanding shares of stock set forth on Schedule I hereto (the "Pledged Shares") and issued by Hospital Cost Consultants, Inc., a California corporation ("HCCI");

          WHEREAS, C.I.S., Inc., an Oklahoma corporation ("CIS, Inc."), and Hospital Billing Analysis Inc., a California corporation ("HBA", and together with CIS, Inc., collectively, "Borrowers"), Pledgor and Lender have entered into the Credit Agreement dated as of October 15, 1994 (as amended by the First Amendment referred to below and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement;

          WHEREAS, Borrowers, Pledgor and Lender have entered into the First Amendment to Credit Agreement (the "First Amendment"), dated as of May 31, 1995; and

          WHEREAS, Lender has required, as a condition to the effectiveness of the First Amendment, that Pledgor pledges and grants to Lender, a security interest in the Pledged Collateral (as defined herein) to secure the payment and performance by Pledgor of the Secured Obligations (as defined herein);

          NOW, THEREFORE, in consideration of the premises and in order to induce Lender to continue to extend credit under the Credit Agreement and to enter into the First Amendment, Pledgor hereby agrees with Lender, for its benefit as follows:

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          SECTION 1.  PLEDGE.  Pledgor hereby pledges and grants to Lender, for its benefit, a continuing security interest in all of the following (collectively, the "Pledged Collateral"):

          (a)    the Pledged Shares of Pledgor; and

          (b) all additional shares of Stock of HCCI hereafter acquired, received or owned by Pledgor (the "Additional Shares"); and

          (c) the certificates representing the Pledged Shares and the Additional Shares (all of which shall be deemed to be part of the Pledged Shares), and all products and proceeds of any of such Pledged Shares, including, without limitation, all dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares.

          SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of the Obligations, whether now existing or hereafter incurred, whether arising under the Credit Agreement, this Agreement, the other Loan Documents or otherwise (collectively, the "Secured Obligations").

          SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by FFMC on behalf of Lender pursuant hereto and the terms of the Intercreditor Agreement and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.

          SECTION 4. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to Lender as follows:

          (a) All of the Pledged Shares of Pledgor have been duly authorized and validly issued and are fully paid and non-assessable. There are no existing options, warrants, calls or commitments of any character whatsoever relating to any of the Pledged Shares of Pledgor. None of the Pledged Shares is subject to any shareholder agreement, voting trust agreement or any other agreement in respect of the rights of shareholders.

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          (b)    Pledgor is the sole legal and beneficial owner of the Pledged
Collateral, free and clear of any Lien or claims of any Person except for the security interest created by this Agreement and the security interest created by the FFMC Pledge Agreement. The transfer of the Pledged Shares from FFMC to Pledgor pursuant to the HCCI Acquisition Documents was not in violation of the securities registration, securities disclosure or similar laws of any applicable jurisdiction.

          (c) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

          (d) The pledge and delivery of the Pledged Collateral pursuant to this Agreement and the Intercreditor Agreement creates a valid second priority perfected security interest in the Pledged Collateral pledged by Pledgor, securing the payment of the Secured Obligations.

          (e) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the pledge by Pledgor of the Pledged Collateral of Pledgor pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral of Pledgor pursuant to this Agreement (except as may be required in connection with the disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally).

          (f) Pledgor has full power, authority and legal right to pledge all the Pledged Collateral pledged by Pledgor pursuant to this Agreement.

          (g) The Pledged Shares of Pledgor constitute the percentage of the authorized, issued and outstanding capital stock of HCCI as set forth on
Schedule I hereto.

          The foregoing representations and warranties shall be deemed to have been made by Pledgor on each date of each extension of credit by Lender under the Credit Agreement.

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          SECTION 5.  FURTHER ASSURANCES; ADDITIONAL SHARES.

          (a) Pledgor agrees that at any time and from time to time, at Pledgor's expense, Pledgor will, subject to the terms of the Intercreditor Agreement, promptly execute and deliver, or cause to be executed and delivered, all stock powers, proxies, assignments, instruments and documents and take all further action, at Lender's request, that is reasonably necessary, in order to perfect, or maintain perfection of, any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral pledged by Pledgor and to carry out the provisions and purposes hereof.

          (b) Pledgor further agrees that it will, upon obtaining any Additional Shares pledge such Additional Shares to Lender and promptly (and in any event within three (3) Business Days) deliver to Lender a duly executed Pledge Agreement Supplement in substantially the form of Schedule II hereto (a "Pledge Agreement Supplement") identifying the Additional Shares which are pledged by Pledgor pursuant to this Agreement. Pledgor hereby authorizes Lender to attach each executed Pledge Agreement Supplement to this Agreement and agrees that all Additional Shares listed on any Pledge Agreement Supplement delivered to FFMC for the benefit of FFMC and Lender pursuant to the terms of the Intercreditor Agreement shall for all purposes hereunder constitute Pledged Shares and Pledged Collateral.

          (c) Pledgor agrees to defend the title to the Pledged Collateral pledged by Pledgor and the security interest therein of Lender under this Agreement against the Lien or claim of any Person and to maintain and preserve such security interest until the date the FFMC Note is indefeasibly paid in full (the "Note Payment Date").

          SECTION 6.  VOTING RIGHTS; DIVIDENDS; ETC.

          (a) Subject to Section 6(d) hereof, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that Pledgor shall not exercise or shall refrain from exercising any such right if such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof or be inconsistent with or violate any provisions of this Agreement, the Credit Agreement or any of the other Loan Documents. Lender shall execute and deliver (or cause to be executed and delivered)

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to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to this Section 6(a).

          (b) Subject to Section 6(d) hereof, and to the extent permitted by the Credit Agreement, Pledgor shall be entitled to receive all cash dividends paid from time to time in respect of the Pledged Shares in the normal course of business of HCCI and consistent with past practice and which are permitted under the Credit Agreement.

          (c) Any and all (i) dividends or other distributions paid or payable in the form of instruments and other property (other than cash dividends permitted under Section 6(b) hereof) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Shares, shall be in each case forthwith delivered to FFMC for the benefit of FFMC and Lender in accordance with the terms of the Intercreditor Agreement to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of FFMC and Lender in accordance with the terms of the Intercreditor Agreement, be segregated from the other property or funds of Pledgor, and be forthwith delivered to FFMC for the benefit of FFMC and Lender in accordance with the terms of the Intercreditor Agreement as Pledged Collateral in the same form as so received (with any necessary endorsements).

          (d) Upon the occurrence and during the continuance of an Event of Default, (i) all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a) hereof shall cease, and all such rights shall, subject to the terms of the Intercreditor Agreement, thereupon become vested in Lender which shall thereupon have the sole right to exercise such voting and other consensual rights and (ii) all cash dividends or other distributions payable in respect of the Pledged Shares shall be paid to FFMC for the benefit of FFMC and Lender in accordance with the terms of the Intercreditor Agreement and Pledgor's right to receive such payments and distributions pursuant to Section 6(b) hereof shall immediately cease.

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          (e)  All dividends or other distributions which are received by
Pledgor contrary to the provisions of this Section 6 shall be received in trust for the benefit of FFMC and Lender, shall be segregated from other funds of Pledgor and shall be forthwith paid over to FFMC for the benefit of FFMC and Lender in accordance with the terms of the Intercreditor Agreement as Pledged Collateral in the same form as so received (with any necessary endorsements).

          SECTION 7. COVENANTS. Pledgor covenants and agrees with Lender from and after the date of this Agreement until the Note Payment Date that Pledgor will not (a) sell, transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by Pledgor without the prior written consent of Lender, (b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral pledged by Pledgor, except for the security interest granted under this Agreement and the security interest granted under the FFMC Pledge Agreement, (c) enter into any agreement or understanding (other than the Intercreditor Agreement) that purports to or may restrict or inhibit Lender's rights or remedies hereunder, including, without limitation, Lender's right to sell or otherwise dispose of the Pledged Collateral pledged by Pledgor, and (d) renounce or modify its rights under Section 9-505 of the Code without the prior written consent of Lender.

          SECTION 8. LENDER APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Lender Pledgor's true and lawful attorney-in-fact, coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any action and to execute any instrument which Lender may deem necessary or advisable to further perfect and protect the security interest granted hereby, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest or principal payment or other distribution in respect of the Pledged Collateral pledged by Pledgor or any part thereof and to give full discharge for the same.

          SECTION 9. LENDER MAY PERFORM. If Pledgor fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of Lender incurred in connection therewith shall be payable by Pledgor.

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          SECTION 10.  NO ASSUMPTION OF DUTIES; REASONABLE CARE.  The rights and powers granted to Lender hereunder are being granted in order to preserve and protect Lender's security interest in and to the Pledged Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on Lender in connection therewith. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, tenders or other matters relative to any Pledged Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

          SECTION 11. SUBSEQUENT CHANGES AFFECTING COLLATERAL. Pledgor represents to Lender that Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral pledged by Pledgor (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgor agrees that Lender shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. Pledgor covenants that it will not, without the prior written consent of Lender, vote to enable, or take any other action to permit, HCCI to issue any capital stock or to sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by Pledgor or create or permit to exist any Lien upon or with respect to any of the Pledged Collateral pledged by Pledgor, except for the security interests granted under this Agreement and under the FFMC Pledge Agreement.

          SECTION 12. DEFAULTS AND REMEDIES.

          (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, then or at any time after such declaration (provided that such declaration is not rescinded by Lender) and following written notice to Pledgor, Lender (personally or through an agent) is hereby, subject in each case to the terms of the Intercreditor Agreement, authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or

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evidencing the Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after five (5) days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Lender were the outright owner thereof; provided, however, Lender shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at Lender's place of business, or at any public building in the City of New York or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Lender may deem fair, and Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Lender reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer, employee or agent of Lender.

          (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Lender, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, Lender may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement be after five (5) days' notice to Pledgor.

          (c) Pledgor further agrees that a breach of any of the covenants contained in this Section 12 will cause

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irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 12 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Lender by reason of a breach of any of such covenants and, consequently, agrees that, if Lender shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the lesser of (i) the value of the Pledged Collateral pledged by Pledgor on the date Lender shall demand compliance with this Section 12, and (ii) the amount required to pay in full the Secured Obligations.

          (d) In addition to remedies set forth in Section 12 above, Lender may, in its discretion (subject only to applicable requirements of law and the terms of the Intercreditor Agreement), sell such Pledged Collateral or a part thereof by private sale in such manner and under such circumstances as Lender may deem necessary or advisable. Without limiting the generality of the foregoing, in any such event, Lender may, in its discretion, (x) in accordance with applicable securities laws, proceed to make such private sales, (y) approach and negotiate with a single possible purchaser to effect such sale, and
(z) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 12, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Securities Act of 1933, as amended (or similar statute) at the time of any proposed sale pursuant to this Section 12, then Lender shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof and (iii) as to the representations required to be made by each Person, bidding or purchasing at such sale

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relating to that Person's access to financial information about Pledgor and such
Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof. In addition, Lender may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions as to such other matters as Lender may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure to so register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Securities Act of 1993, as amended, and all applicable state securities laws.

          SECTION 13. APPLICATION OF PROCEEDS. Any cash held by or on behalf of Lender as Pledged Collateral and all cash proceeds received by or on behalf of Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall (subject to the terms of the Intercreditor Agreement) be applied by Lender:

               First, the payment in full of reasonable expenses of Lender in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Lender in connection therewith, including reasonable attorney's fees and any other Obligations owed to Lender;

               Second, to the payment of accrued but unpaid interest on the Obligations;

               Third, to the payment of unpaid principal of the Obligations;

               Fourth, to the payment of all other Obligations until all other Obligations shall have been paid in full; and

               Finally, to payment to Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          SECTION 14. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO HCCI. Pledgor hereby authorizes and instructs HCCI to comply with any instruction received by HCCI from Lender in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement and the Intercreditor Agreement,

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without any other or further instructions from Pledgor, and Pledgor agrees that
HCCI shall be fully protected in so complying.

          SECTION 15.  MISCELLANEOUS PROVISIONS.

          SECTION 15.1 No Waiver; Cumulative Remedies. Except by a written instrument pursuant to Section 15.5 hereof, Lender shall not, by any act, delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          SECTION 15.2 Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in the form and manner, and delivered, if to Pledgor, at its address as set forth on the signature page hereof and, if to Lender, at its address as set forth in, and in accordance with, Section 10.9 of the Credit Agreement.

          SECTION 15.3 Headings. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

          SECTION 15.4 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

          SECTION 15.5 Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by Pledgor from any

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provision of this Agreement shall be effective only if made pursuant to a written instrument executed by Pledgor and Lender (or if a waiver or a consent, a written letter or agreement executed by Lender).

          SECTION 15.6 Interpretation of Agreement. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in the Credit Agreement shall have the meaning set forth in the applicable Uniform Commercial Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Credit Agreement and is not dealt with herein with more specificity, the Credit Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          SECTION 15.7 Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the Note Payment Date, (ii) be binding upon Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its respective successors, transferees and assigns.

          SECTION 15.8 Survival of Provisions. All representations, warranties and covenants of Pledgor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only on the Note Payment Date.

          SECTION 15.9 Lien Absolute. All rights of Lender hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

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          (c)  any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

          (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Pledgor.

          SECTION 15.10 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          SECTION 15.11 Waivers. Pledgor waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor or default of any and all of the Secured Obligations, and all other notices to which Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Credit Agreement.

          SECTION 15.12 Authority of Lender. Lender shall have and be entitled to exercise all powers hereunder which are specifically granted to Lender by the terms hereof, together with such powers as are reasonably incident thereto. Lender may exercise any of its duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither Lender nor any director, officer, employee, attorney or agent of Lender shall be liable to Pledgor for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction, nor shall Lender be responsible for the validity, effectiveness or sufficiency

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hereof or of any document or security furnished pursuant hereto. Lender and its directors, officers, employees, attorneys and agents shall be entitled to rely on any written communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons.

          SECTION 15.13 Release; Termination of Agreement. This Agreement shall terminate on the Note Payment Date. At such time, Lender shall, at the request of Pledgor, reassign and redeliver to Pledgor all of the Pledged Collateral pledged by Pledgor hereunder which has not been sold, disposed of, retained or applied by Lender in accordance with the terms hereof, and execute and deliver to Pledgor such documents as may reasonably be requested by Pledgor to evidence the same. Such reassignment and redelivery shall be without warranty by or recourse to Lender, except as to the absence of any prior assignments by Lender of its interest in the Pledged Collateral pledged by Pledgor, and shall be at the expense of Pledgor.

          SECTION 15.14 Final Expression. This Agreement, together with any other agreement executed in connection herewith (including, without limitation, the Intercreditor Agreement), is intended by the parties as a final expression of this Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

          SECTION 15.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

          SECTION 15.16 GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGOR AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT LENDER AND PLEDGOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY AND, PROVIDED, FURTHER,

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THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER
FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE PLEDGED COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGEMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. PLEDGOR
EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH PLEDGOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO PLEDGOR AT ITS ADDRESS SET FORTH IN THE SIGNATURE PAGE HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF PLEDGOR'S ACTUAL RECEIPT THEREOF OR THREE
(3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.


          SECTION 15.17  Acknowledgments.  Pledgor hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

          (b) Lender has no fiduciary relationship to Pledgor, and the relationship between Lender and Pledgor, on the other hand, is solely that of secured party and debtor, respectively; and

          (c) no joint venture exists between Lender and Pledgor except as contemplated by the Limited Liability Company Agreement, the Services Agreement and the Technology Agreement, each dated as of October 31, 1994 among Pledgor, Borrowers, GE Capital Commercial Finance, Inc. and SA Services, L.L.C.

          SECTION 15.18 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE

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PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE
RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                              PLEDGOR:

                              C.I.S. TECHNOLOGIES, INC.


                              By:    /s/ Richard V. Souders
                                  -------------------------
                                 Name:  Richard V. Souders
                                 Title: SR. Vice President


                              Address:
                              -------
                              One Warren Place
                              6100 South Yale, Suite 1900
                              Tulsa, Oklahoma  74136-1903
                              Attention:  Richard A. Evans
                              Telephone:
                              Telecopy:  (918) 481-4281


Accepted and Acknowledged by:

GENERAL ELECTRIC CAPITAL
 CORPORATION, as Lender


By:   /s/ Dan Pengue
    --------------------
   Name:
   Title:

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                     KEPT AS THE LAST PAGE OF THE DOCUMENT.

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